Fourth Quarter 2008 Investor Presentation Exhibit 99.1

New York Community Bancorp, Inc. Page 2
Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995
This presentation, like many written and oral communications presented by New York Community Bancorp, Inc. and our authorized officers, may contain certain forward-
looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “seek,” “strive,” “try,” or future or conditional verbs such as “will,” “would,” “should,” “could,”
“may,” or similar expressions. Our ability to predict results or the actual effects of our plans or strategies is inherently uncertain. Accordingly, actual results may differ materially from anticipated results.
There are a number of factors, many of which are beyond our control, that could cause actual conditions, events, or results to differ significantly from those described in our forward-looking statements. These factors include, but are not limited to:  general economic conditions and trends, either nationally or in some or all of the areas in which we and our customers conduct our respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect our net income, prepayment penalties, and other future cash flows, or the market value of our assets; changes in deposit flows and wholesale borrowing facilities; changes in the demand for deposit, loan, and investment products and other financial services in the markets we serve; changes in our credit ratings; changes in the financial or operating performance of our customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the loans in our portfolio; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in our customer base; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize the related cost savings within the expected time frames; potential exposure to unknown or contingent liabilities of companies we target for acquisition; our ability to retain key members of management; our timely development of new lines of business and competitive products or services in a changing environment, and the acceptance of such products or services by our customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; any interruption in customer service due to circumstances beyond our control; the outcome of pending or threatened litigation, or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Company; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in legislation, regulation, and policies, including, but not limited to, those pertaining to banking, securities, tax, environmental protection, and insurance, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; operational issues stemming from, and/or capital spending necessitated by, the potential need to adapt to industry changes in information technology systems, on which we are highly dependent;
the ability to keep pace with, and implement on a timely basis, technological changes; changes in the monetary, fiscal, and other policies of the U.S. Government, including policies of the U.S. Treasury, the Federal Reserve Board, and the FDIC; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting our operations, pricing, and services.
For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to our Annual Report on Form 10-K for the year ended
December 31, 2007, including the section entitled “Risk Factors,” and our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2008, June 30, 2008, and
March 31, 2008, on file with the U.S. Securities and Exchange Commission (the “SEC”).
In addition, it should be noted that the Company routinely evaluates opportunities to expand through acquisition and frequently conducts due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place at any time, and acquisitions involving cash, debt, or equity securities may occur.
Furthermore, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company’s control.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.
Forward-looking Statements and Associated Risk
Factors.

With a market cap of $4.1 billion:

- We are the 20th largest bank holding company in the nation and the 5th largest headquartered in New York State. [a]

With assets of $32.5 billion:

- We operate the 3rd largest thrift in the nation and the largest in New York State. [a]

With a portfolio of $15.7 billion:

- We are a leading producer of multi-family loans for portfolio in New York City. [a]

With deposits of $14.3 billion and 216 branches, we operate:

- the 4th largest thrift depository in our market [a]; and
- the 15th largest commercial bank depository. [a]

In New York, we operate:

- the 2nd largest thrift depository in Queens, Richmond, Nassau, and Suffolk Counties. [a]

In New Jersey, we operate:

- the 3rd largest thrift depository in Essex County [a];
- the 5th largest thrift depository in Union County [a]; and
- the 6th largest thrift depository in the seven NJ counties we serve, combined. [a]

New York Community Bancorp, Inc. Page 3
We are a leading financial institution in the
competitive Metro New York/New Jersey region.
(a) SNL Financial as of 1/23/09
Note:  All Company data is as of 12/31/08.
New York Community Bancorp, Inc. Page 3

4th Quarter 2008 Performance Highlights * * * * * * * ************ ************ ************ ************

New York Community Bancorp, Inc. Page 5
Our 4Q 2008 performance was our strongest in
several quarters.
(a) Please see page 35 for a reconciliation of our GAAP and operating earnings.
(b) Please see pages 36 and 37 for a reconciliation of our net interest income (GAAP) and adjusted net interest income (non-GAAP) and the related GAAP and non-GAAP measures.
(c) Please see pages 38 and 39 for a reconciliation of our GAAP and operating efficiency ratios.
Our Performance Highlights: 4Q 2007 4Q 2008 Change 2007 2008 Change
Significant operating earnings growth
(a)
$67,515 $92,442
36.9%
$275,314 $322,506
17.1%
Significant margin expansion 2.36% 2.87% 51 bp 2.38% 2.63%
(b)
25 bp
(b)
Higher net interest income $154,408 $201,607
30.6%
$616,530 $715,142
16.0%
Improved operating efficiency
(c)
43.44% 35.94% 750 bp 41.18% 38.89% 229 bp
(dollars in thousands)

New York Community Bancorp, Inc. Page 6
Loan Growth:
At or for the
Twelve Months Ended
12/31/07
At or for the
Twelve Months Ended
12/31/08 Change
Total originations $  4,852,513 $  5,880,934
21.2%
Multi-family loan originations 2,465,492 3,200,364
29.8%
Total loans 20,363,248 22,192,212
9.0%
Multi-family loans 14,055,438 15,725,654 11.9%
Our earnings growth was driven by increased loan
production.
(dollars in thousands)

New York Community Bancorp, Inc. Page 7
Our balance sheet reflected superior asset quality
measures and continued capital strength.
At or for the Twelve Months Ended 12/31/08
Asset Quality: NYB SNL Bank & Thrift Index
(a)
NCOs / average loans 0.016% 1.76%
NPLs / total loans 0.51% 2.18%
NPAs / total assets 0.35% 2.03%
Capital Strength: 12/31/07 12/31/08
Tangible equity / tangible assets
(b)
5.83% 5.66%
Tangible equity / tangible assets, excluding
accumulated other comprehensive loss, net of tax
(b)
5.90% 5.94%
(a) SNL Financial as of 1/23/09
(b) Please see page 32 for a reconciliation of our GAAP and non-GAAP capital measures.

New York Community Bancorp, Inc. Page 8
(dollars in thousands) 4Q 2007 3Q 2008 4Q 2008
Linked-quarter
Increase
(Decrease)
Y-O-Y
Increase
(Decrease)
Average balance of loans $19,766,367 $21,032,989 $21,608,984 2.7% 9.3%
Average yield on loans 6.12% 6.02% 5.92% (10)bp (20)bp
Average yield on interest-earning assets 6.04 5.85 5.83 (2)bp (21)bp
Prepayment penalty income $4,536 $3,945 $2,446 (38.0)% (46.1)%
Net interest margin 2.36% 2.68% 2.87% 19 bp 51 bp
Average cost of borrowed funds 4.45 4.07 3.90 (17)bp (55)bp
Average cost of CDs 4.57 3.86 3.56 (30)bp (101)bp
Average cost of interest-bearing liabilities 3.93 3.36 3.13 (23)bp (80)bp
The expansion of our net interest margin has been driven
by loan growth and a reduction in our funding costs.

New York Community Bancorp, Inc. Page 9
Both of our bank subsidiaries are well capitalized institutions:
12/31/08
Community Bank Commercial Bank
Leverage capital ratio 7.13% 10.33%
Our tangible capital measures were enhanced by our common stock offering in May 2008:
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994.
(a) Please see page 32 for a reconciliation of our GAAP and non-GAAP capital measures.
(dollars in billions)
12/31/07 12/31/08
Tangible stockholders’ equity
(a)
$1.6 $1.7
Tangible equity / tangible assets
(a)
5.83% 5.66%
Tangible equity / tangible assets excluding
accumulated other comprehensive loss, net of tax
(a)
5.90% 5.94%
The strength of our capital position has enabled us
to pay a strong dividend.

The origination of multi-family loans:

- We have originated $24.1 billion of multi-family loans since January 2000, including $2.5 billion in 2007 and $3.2 billion in 2008.

The maintenance of strong credit standards, resulting in a record of solid asset quality:

- Net charge-offs represented 0.016% of average loans in 4Q 2008 and 0.029% in the 12 months ended 12/31/08.

The efficient operation of our Company and our branch network:

- Our operating efficiency ratio has historically ranked in the top 5% of all banks and thrifts, and equaled 35.94% in 4Q 2008. [(a)(b)]

The growth of our business through accretive mergers and acquisitions:

- From 12/31/99 through 12/31/08, our assets grew at a CAGR of 37.0%; our loans grew at a CAGR of 33.8%; and our deposits grew at a CAGR of 33.3%.

The post-merger repositioning of our balance sheet:

- The sale and securitization of acquired loans and the sale of acquired securities have enhanced our balance sheet's ability to withstand the stress of the adverse credit cycle turn.

New York Community Bancorp, Inc. Page 10
We have a consistent business model that focuses
on building value while building the Company.
Our total return to shareholders increased at a compound annual growth rate of 33.2% between our IPO and 12/31/08.
(a) Please see page 38 for a reconciliation of our GAAP and operating efficiency ratios.
(b) SNL Financial as of 1/23/09

Our Business Model: Multi-family Lending * * * * * * * *************** *************** *************** ***************

$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,929
$14,055
$15,726
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08

Portfolio statistics at 12/31/08:

- % of total loans = 70.9%
- Average principal balance = $3.9 million
- Average loan-to-value ratio = 61.2%
- Expected weighted average life = 3.8 years
- 4Q 2008 originations = $854.4 million
- % of total loans originated in 4Q 2008 = 56.6%

Terms:

- Years 1-5: Fixed rate at a spread above the 5-year CMT
- Years 6-10: Annually adjustable rate at a spread above prime, or fixed rate at a spread above the 5-year CMT plus 1 point; floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1 thru 5; recorded as interest income

New York Community Bancorp, Inc. Page 12 (in millions) Multi-family Loan Portfolio Multi-family loans have grown at a CAGR of 31.4% since 12/31/99.

$4,551
$3,626
$3,114
$2,888
$2,141
$1,445
$562
$533
$324
$96
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08

Portfolio statistics at 12/31/08:

- % of total loans = 20.5%
- Average principal balance = $2.5 million
- Average loan-to-value ratio = 55.2%
- Expected weighted average life = 3.4 years
- 4Q 2008 originations = $328.9 million
- % of total loans originated in 4Q 2008 = 21.8%

Terms:

- Years 1-5: Fixed rate at a spread above the 5-year CMT
- Years 6-10: Annually adjustable rate at a spread above prime, or fixed rate at a spread above the 5-year CMT plus 1 point; floor equal to the fixed rate in years 1-5

Prepayment penalties:

- Range from 5 points to 1 point in years 1 thru 5; recorded as interest income

New York Community Bancorp, Inc. Page 13
(in millions)
Commercial Real Estate Loan Portfolio
Our commercial real estate loans feature the same structure as our multi-family loans and are often secured by mixed-use properties.

Our Business Model: Asset Quality ***************** ***************** ***************** ***************** * * * * * * *

Non-performing Loans / Total Loans

0.94%
0.33%
0.62%
0.21%
0.47%
0.16%
0.50%
0.11%
1.04%
0.11%
2.18%
0.51%
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08

New York Community Bancorp, Inc. Page 15 The quality of our loan portfolio has consistently exceeded that of our industry. SNL Bank & Thrift Index (a) NYB (a) SNL Financial as of 1/23/09

1.76%
0.77%
0.57%
0.54%
0.49%
0.67%
0.00%
0.002%
0.000%
0.002%
0.002%
0.029%
2003
2004
2005
2006
2007
2008

New York Community Bancorp, Inc. Page 16
Net Charge-offs / Average Loans
NYB Net charge-offs :
-- $236,000 $21,000 $420,000 $6.1 million
(a) SNL Financial as of 1/23/09
$431,000
We continue to be distinguished by our low level of
net charge-offs.
SNL Bank & Thrift Index
(a)
NYB

New York Community Bancorp, Inc. Page 17
The quality of our assets reflects the nature of our multi-family lending niche and our strong underwriting standards.
á
Conservative loan-to-value (“LTV”) ratios
á
Minimum debt coverage ratio: 120%, except for CRE loans (130%)
á
All loans approved by the Mortgage and Real Estate Committee or the Credit
Committee (a majority of the Board of Directors)
á
A member of the Mortgage or Credit Committee participates in inspections on multi-
family loans originated in excess of $4.0 million, and commercial real estate and construction loans in excess of $2.5 million.
á
All properties appraised by independent appraisers
á
All independent appraisals reviewed by in-house appraisal officers
á
Multi-family and CRE loans are based on the lower
of economic or market value
á
Construction loans are disbursed upon receipt of signed contract of sale

Our Business Model: Efficiency * * * * * * * ***************** ***************** ***************** *****************

- Multi-family and commercial real estate lending are both broker-driven, without cost to the Company.
- One- to four-family loans are originated on a pass-through basis and sold shortly after closing, servicing-released, generating non-interest income.
- Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.
- 45 of our branches are located in-store.
- Franchise expansion has largely stemmed from mergers and acquisitions.

New York Community Bancorp, Inc. Page 19
Our operating efficiency ratio was 35.94% (a) in 4Q 2008, well below the SNL Bank and Thrift Index efficiency ratio of 73.86%. (b)
(a) Please see page 38 for a reconciliation of our GAAP and operating efficiency ratio.
(b) SNL Financial as of 1/23/09

Our Business Model: Growth through Acquisitions *********** * *********** * *********** * *********** * * * * * * * *

New York Community Bancorp, Inc. Page 21
Queens County
Savings Bank,
forebear of
New York
Community
Bank, is
established in
Queens.
April 1859 1
Public trading
of New York
Community
Bancorp
shares begins.
Nov. 1993 3
Merger-of-
equals with
Richmond
County
Financial Corp.
(RCBK).
July 2001 5
We acquire
Long Island
Financial Corp.
(LICB) and
establish
New York
Commercial
Bank.
Dec. 2005 7
Our holding
company,
New York
Community
Bancorp, is
established.
April 1993
2
We acquire
Haven
Bancorp, Inc.
(HAVN).
Nov. 2000
4
Merger with
Roslyn
Bancorp, Inc.
(RSLN).
Oct. 2003
6
We acquire
Atlantic Bank
of New York
(ABNY).
April 2006
8
We acquire
PennFed
Financial
Services, Inc.
(PFSB).
April 2007 9
We acquire the
NYC branch
network of
Doral Bank,
FSB (Doral).
July 2007
10
We acquire
Synergy
Financial
Group, Inc.
(SYNF).
Oct. 2007 11
We have completed eight acquisitions since 2000.

New York Community Bancorp, Inc. Page 22
(dollars in billions) 12/31/99
w/ HAVN
12/31/00
w/ RCBK
12/31/01
w/ RSLN
12/31/03
w/ LICB
12/31/05
w/ ABNY
12/31/06
w/ PFSB,
Doral, &
SYNF
12/31/07 12/31/08
Number of branches 14 86 120 139 152 166 217 216
Multi-family loans $1.3 $1.9 $3.3 $  7.4 $12.9 $14.5 $14.1 $15.7
Total loans 1.6 3.6 5.4 10.5 17.0 19.7 20.4 22.2
Total assets 1.9 4.7 9.2 23.4 26.3 28.5 30.6 32.5
Core deposits 0.4 1.4 3.0 6.0 6.9 6.7 6.2 7.5
Total deposits 1.0 3.3 5.5 10.3 12.1 12.6 13.2 14.3
Tangible stockholders’ equity (a) 0.1 0.2 0.3 0.9 1.3 1.4 1.6 1.7
Tangible equity / tangible assets (a) 7.19% 4.12% 3.65% 3.97% 5.19% 5.47% 5.83% 5.66%
Tangible equity / tangible assets
excluding accumulated other
comprehensive loss, net of tax (a) 7.19% 4.11% 3.60% 4.13% 5.41% 5.72% 5.90% 5.94%
(a) Please see pages 32 and 33 for reconciliations of our GAAP and non-GAAP capital measures.
Our balance sheet reflects the benefits of our growth-through-
acquisition strategy and the organic growth of our loan portfolio.

$10,499
$9,500
$13,396
$7,081
$17,029
$5,637
$19,653
$4,926
$20,363
$5,744
$22,192
$5,901

New York Community Bancorp, Inc. Page 23
(dollars in millions)
% of Total
Assets:
12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 17.3% 69.0%
12/31/06 12/31/03
40.5% 44.8% 18.8% 66.6%
12/31/08
Loans
Securities
w/ RSLN
w/ LICB
w/ ABNY
w/ PFSB,
Doral, & SYNF
12/31/07
18.2% 68.4%
We typically convert the cash flows from the post-merger sale of acquired assets into securities and then into loans.

Westchester
Manhattan
Bronx
Suffolk
Essex
Hudson
Queens
Nassau
Union
Kings
Middlesex
Richmond
New York
Monmouth
Mercer
New Jersey
Ocean

New York Community Bancorp, Inc. Page 24
Largely reflecting our acquisition strategy, we currently have
162 locations in New York and 54 in New Jersey.
Our Franchise
New York Community Bank
Traditional branches 125
In-store branches
Campus branches
45
5
Customer convenience centers 3
Subtotal 178
New York Commercial Bank
Traditional branches 38
Total locations 216
New York Community Bank
New York Commercial Bank

$40
$378
$658
$171
$1,212
$1,874
$455
$2,588
$2,408
$465
$2,842
$1,949
$720
$5,247
$4,362
$739
$5,911
$3,752
$846
$6,012
$5,247
$1,123
$5,551
$5,945
$1,273
$4,971
$6,913
$1,047
$6,448
$6,797
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08

New York Community Bancorp, Inc. Page 25
Total deposits:  33.3% CAGR
Core deposits:  37.8% CAGR
Demand deposits:  43.7% CAGR
(in millions)
CDs
NOW, MMAs, and Savings
Demand deposits
Deposits
$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $12,619 $13,157 $14,292
Our deposit growth has been largely acquisition-
driven.
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ PFSB,
Doral, & SYNF
w/ ABNY

New York Community Bancorp, Inc. Page 26
(dollars in thousands)
NASSAU COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $11,479,033 22.46%
2 Citigroup Inc. 7,371,145 14.42
3 Capital One Financial Corp. 6,250,802 12.23
4 Astoria Financial Corp. 5,091,063 9.96
5 New York Community 4,828,319 9.45
6 Toronto-Dominion Bank 2,827,814 5.53
7 Bank of America Corp. 2,497,138 4.88
8 HSBC Holdings plc 1,969,135 3.85
9 Signature Bank 1,167,206 2.28
10
Apple Financial Holdings 981,144 1.92
Total for Institutions in Market $51,119,564 100.00%
QUEENS COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $  8,495,835 20.81%
2 Citigroup Inc. 5,912,224 14.48
3 Capital One Financial Corp. 4,676,184 11.45
4 Astoria Financial Corp. 3,098,407 7.59
5 HSBC Holdings plc 2,716,071 6.65
6 New York Community 2,697,586 6.61
7 Toronto-Dominion Bank 1,645,740 4.03
8 Ridgewood Savings Bank 1,531,279 3.75
9 Flushing Financial Corp. 1,178,542 2.89
10 Sovereign Bancorp, Inc. 926,882 2.27
Total for Institutions in Market $40,831,431 100.00%
SUFFOLK COUNTY, NY
Rank Institution Deposits
Market
Share
1 JPMorgan Chase & Co. $  8,348,047 25.66%
2 Capital One Financial Corp. 5,226,454 16.07
3 Astoria Financial Corp. 3,055,514 9.39
4 Citigroup Inc. 3,049,335 9.37
5 HSBC Holdings plc 2,321,344 7.14
6 New York Community 1,832,850 5.63
7 Bank of America Corp. 1,534,788 4.72
8 Toronto-Dominion Bank 1,360,738 4.18
9 Suffolk Bancorp 1,219,170 3.75
10 Smithtown Bancorp 998,244 3.07
Total for Institutions in Market $32,527,766 100.00%
RICHMOND COUNTY, NY
Rank Institution Deposits
Market
Share
1 Sovereign Bancorp Inc. $2,374,341 26.37%
2 JPMorgan Chase & Co. 1,747,635 19.41
3 New York Community 1,463,811 16.26
4 Citigroup Inc. 1,108,018 12.31
5 Northfield Bancorp Inc. 685,360 7.61
6 Toronto-Dominion Bank 493,392 5.48
7 Hudson City Bancorp Inc. 319,690 3.55
8 HSBC Holdings plc 255,927 2.84
9 VSB Bancorp Inc. 190,279 2.11
10 Capital One Financial Corp. 149,526 1.66
Total for Institutions in Market $9,003,870 100.00%
ESSEX COUNTY, NJ
Rank Institution Deposits
Market
Share
1 Wachovia Corp. $  2,486,843 16.39%
2 Sovereign Bancorp Inc. 1,248,583 8.23
3 JPMorgan Chase & Co 1,240,708 8.18
4 PNC Financial 1,224,864 8.07
5 Valley National Bancorp 1,194,410 7.87
6 Toronto-Dominion Bank 1,108,864 7.31
7 Hudson City Bancorp Inc. 1,100,834 7.26
8 Bank of America Corp. 1,070,349 7.05
9 New York Community 756,618 4.99
10 Investors Bancorp Inc. 650,940 4.29
Total for Institutions in Market $15,172,430 100.00%
Source:  SNL Financial
The expansion of our franchise has enabled us to compete
very effectively against the region’s money center banks.

$263
$1,348
$1,690
$1,946
$2,150
$3,255
$995
$4,494
$3,131
$7,368
$3,557
$9,839
$4,175
$12,854
$5,124
$14,529
$6,308
$14,055
$6,466
$15,726
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08

New York Community Bancorp, Inc. Page 27
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
$5,405 $5,489 $10,499
Loans Outstanding
Multi-family loans:  31.4% CAGR
Total loans:  33.8% CAGR
$13,396 $17,029 $3,636 $1,611 $19,653
Total Loans:
$1,150 $2,560 $4,330 $6,041 $6,332 $616 $677 $4,971 Total Originations:
w/ HAVN
w/ RCBK
w/ RSLN
w/ LICB
w/ PFSB,
Doral, & SYNF
w/ ABNY
$22,192
$5,881
$20,363
$4,853
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our loan growth has been organic.

Total Return on Investment * * * * * * * ************ ************ ************ ************

2,885%
2,479%
2,059%
717%
615%
240%
462%
213%
11/23/93
12/31/99
12/31/06
12/31/07
12/31/08

New York Community Bancorp, Inc. Page 29
Total Return on Investment
SNL Bank & Thrift Index
(a)
NYB
(b)
14.7% 6.2% 107.5% 5.7%
Annual yield produced by $1.00 per share dividend
on shares purchased at the date indicated:
CAGR since IPO =
33.2%
(a) SNL Financial
(b) Bloomberg
As a result of nine stock splits in a span of 10 years, our charter shareholders have 2,700 shares of NYB stock for each 100 shares originally purchased.
8.4%
Our business model has created significant value for
our shareholders over time.

Improve Our Performance Metrics:

- Continue to expand our net interest margin
- Maintain a strong level of operating efficiency
- Increase our revenues
- Grow our operating earnings

Strengthen Our Franchise:

- Execute accretive merger transactions while enhancing the value of our franchise
- Unify our New Jersey branches under the Garden State Community Bank name
- Integrate the data processing systems used by the Community and Commercial Banks

Manage Our Assets and Liabilities:

- Position ourselves for loan growth by deploying the cash flows produced by lower-yielding loans and securities into higher-yielding assets
- Reduce our balance of higher-cost wholesale funds
- Maintain superior asset quality by adhering to our traditional underwriting standards and maintaining our focus on our rent-regulated multi-family lending niche

Manage Our Capital:

- Maintain the strength of our tangible capital measures
- Maintain our quarterly cash dividend at the current amount

New York Community Bancorp, Inc. Page 30 Our Goals We are committed to building value for our investors.

Log onto our web site:	www.myNYCB.com
E-mail requests to:	ir@myNYCB.com
Call Investor Relations at:	(516) 683-4420
Write to:	New York Community Bancorp, Inc. 615 Merrick Avenue Westbury, NY 11590

New York Community Bancorp, Inc. Page 31 1/27/2009 For More Information

New York Community Bancorp, Inc. Page 32
Reconciliation of GAAP and Non-GAAP Capital
Measures
December 31,
(dollars in thousands)
2008 2007 2006 2005 2004
Total stockholders’ equity $  4,219,246 $  4,182,313 $  3,689,837 $  3,324,877 $  3,186,414
Less: Goodwill (2,436,401) (2,437,404) (2,148,108) (1,980,689) (1,951,438)
Core deposit intangibles (87,780) (111,123) (106,381) (86,533) (87,553)
Tangible stockholders’ equity $  1,695,065 $  1,633,786 $  1,435,348 $  1,257,655 $  1,147,423
Total assets $32,466,906 $30,579,822 $28,482,370 $26,283,705 $24,037,826
Less: Goodwill (2,436,401) (2,437,404) (2,148,108) (1,980,689) (1,951,438)
Core deposit intangibles (87,780) (111,123) (106,381) (86,533) (87,553)
Tangible assets $29,942,725 $28,031,295 $26,227,881 $24,216,483 $21,998,835
Stockholders’ equity to total assets 13.00% 13.68% 12.95% 12.65% 13.26%
Tangible stockholders’ equity to tangible assets 5.66% 5.83% 5.47% 5.19% 5.22%
Tangible stockholders’ equity $1,695,065 $1,633,786 $1,435,348 $1,257,655 $1,147,423
Accumulated other comprehensive loss, net of tax 87,319 21,315 68,053 55,857 40,697
Adjusted tangible stockholders’ equity $1,782,384 $1,655,101 $1,503,401 $1,313,512 $1,188,120
Tangible assets $29,942,725 $28,031,295 $26,227,881 $24,216,483 $21,998,835
Accumulated other comprehensive loss, net of tax 87,319 21,315 68,053 55,857 40,697
Adjusted tangible assets $30,030,044 $28,052,610 $26,295,394 $24,272,340 $22,039,532
Adjusted tangible stockholders’ equity to adjusted tangible assets 5.94% 5.90% 5.72% 5.41% 5.39%
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 2004, 2005, 2006, 2007, and
2008:
Please see the following page for reconciliations at December 31, 1999, 2000, 2001, 2002, and 2003.

New York Community Bancorp, Inc. Page 33
The following table presents reconciliations of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’
equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001, 2002, and
2003:
December 31,
(dollars in thousands)
2003 2002 2001 2000 1999
Total stockholders’ equity $  2,868,657 $1,323,512 $  983,134 $  307,410 $137,141
Less: Goodwill (1,918,353) (624,518) (614,653) (118,070) --
Core deposit intangibles (98,993) (51,500) (57,500) -- --
Tangible stockholders’ equity $     851,311 $   647,494 $  310,981 $  189,340 $137,141
Total assets $23,441,337 $11,313,092 $9,202,635 $4,710,785 $1,906,835
Less: Goodwill (1,918,353) (624,518) (614,653) (118,070) --
Core deposit intangibles (98,993) (51,500) (57,500) -- --
Tangible assets $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Stockholders’ equity to total assets 12.24% 11.70% 10.68% 6.53% 7.19%
Tangible stockholders’ equity to tangible assets 3.97% 6.09% 3.65% 4.12% 7.19%
Tangible stockholders’ equity $851,311 $647,494 $310,981 $189,340 $137,141
Accumulated other comprehensive loss (gain), net of tax 34,640 (34,852) (3,715) (820) --
Adjusted tangible stockholders’ equity $885,951 $612,642 $307,266 $188,520 $137,141
Tangible assets $21,423,991 $10,637,074 $8,530,482 $4,592,715 $1,906,835
Accumulated other comprehensive loss (gain), net of tax 34,640 (34,852) (3,715) (820) --
Adjusted tangible assets $21,458,631 $10,602,222 $8,526,767 $4,591,895 $1,906,835
Adjusted tangible stockholders’ equity to adjusted tangible assets 4.13% 5.78% 3.60% 4.11% 7.19%
Reconciliation of GAAP and Non-GAAP Capital
Measures

New York Community Bancorp, Inc. Page 34
For the Three Months Ended
December 31, September 30, December 31,
(in thousands, except per share data)
2008 2008 2007
GAAP Earnings $102,232 $ 58,064 $67,380
Adjustments to GAAP earnings:
Gain on debt repurchases
(16,036)
-- --
Loss on other-than-temporary impairment of securities 10,562 44,160 --
Visa litigation charge -- -- 1,000
Merger-related charge -- -- 2,245
Benefit of tax audit developments -- --
(2,634)
Income tax effect (4,316)
(17,445)
(476)
Operating earnings $  92,442 $ 84,779 $67,515
Diluted GAAP Earnings per Share $ 0.30 $0.17 $ 0.21
Adjustments to diluted GAAP earnings per share: --
Gain on debt repurchases
(0.05)
-- --
Visa litigation charge -- -- --
Loss on other-than-temporary impairment of securities 0.02 0.08 --
Merger-related charge -- -- 0.01
Benefit of tax audit developments -- -- (0.01)
Diluted operating earnings per share $ 0.27 $0.25 $ 0.21
The following table presents a reconciliation of the Company’s GAAP and operating earnings for the three months ended December 31, 2008,
September 30, 2008, and December 31, 2007:
Reconciliation of GAAP and Non-GAAP Earnings

New York Community Bancorp, Inc. Page 35
The following table presents a reconciliation of the Company’s GAAP and operating earnings for the twelve months ended December 31, 2008 and
2007:
Reconciliation of GAAP and Non-GAAP Earnings
For the Twelve Months Ended
December 31, December 31,
(in thousands, except per share data)
2008 2007
GAAP Earnings $  77,884 $279,082
Adjustments to GAAP earnings:
Debt repositioning charge 325,016 3,190
Loss on other-than-temporary impairment of securities 104,317 56,958
Litigation settlement charge 3,365 --
Visa-related (gain) charge (1,647) 1,000
Net  gain on sale of securities -- (1,888)
Gain on sale of bank-owned property -- (64,879)
Merger-related charge -- 2,245
(Gain) loss on debt repurchases (16,962) 1,848
Benefit of tax audit developments -- (2,634)
Income tax effect (169,467) 392
Operating earnings $ 322,506 $275,314
Diluted GAAP Earnings per Share $ 0.23 $ 0.90
Adjustments to diluted GAAP earnings per share:
Debt repositioning charge 0.60 0.01
Loss on other-than-temporary impairment of securities 0.19 0.12
Litigation settlement charge -- --
Visa-related (gain) charge (0.01) --
Net gain on sale of securities -- --
Gain on sale of bank-owned property -- (0.15)
(Gain) loss on debt repurchases (0.05) --
Merger-related charge -- 0.01
Benefit of tax audit developments -- (0.01)
Diluted operating earnings per share $ 0.96 $ 0.88

New York Community Bancorp, Inc. Page 36
Reconciliation of Net Interest Income and Adjusted
Net Interest Income
For the Twelve Months Ended December 31,
2008 2007
Average Average
Average Yield/ Average Yield/
(dollars in thousands) Balance Interest Cost Balance Interest Cost
Assets:
Interest-earning assets:
Mortgage and other loans, net $20,843,714 $1,260,291 6.05% $19,425,469 $1,217,348 6.27%
Securities 6,248,079 341,895 5.47 5,873,649 319,566 5.44
Money market investments 106,747 2,943 2.76 594,533 29,831 5.02
Total interest-earning assets 27,198,540 1,605,129 5.90 25,893,651 1,566,745 6.05
Non-interest-earning assets 3,961,236 3,754,921
Total assets $31,159,776 $29,648,572
Liabilities and Stockholders’ Equity:
Interest-bearing deposits:
NOW and money market accounts $ 3,131,137 $    54,599 1.74% $  2,925,648 $     90,346 3.09%
Savings accounts 2,617,590 22,075 0.84 2,530,191 27,588 1.09
Certificates of deposit 6,811,031 271,615 3.99 6,683,162 307,764 4.61
Mortgagors’ escrow 148,512 104 0.07 130,035 126 0.10
Total interest-bearing deposits 12,708,270 348,393 2.74 12,269,036 425,824 3.47
Borrowed funds 12,890,813 581,241 4.51 11,991,559 524,391 4.37
Total interest-bearing liabilities 25,599,083 929,634 3.63 24,260,595 950,215 3.92
Non-interest-bearing deposits 1,170,999 1,192,683
Other liabilities 212,362 279,352
Total liabilities 26,982,444 25,732,630
Stockholders’ equity 4,177,332 3,915,942
Total liabilities and stockholders’ equity $31,159,776 $29,648,572
Net interest income/interest rate spread $  675,495 2.27% $   616,530 2.13%
Net interest-earning assets/net interest margin $1,599,457 2.48% $1,633,056 2.38%
Ratio of interest-earning assets to
interest-bearing liabilities 1.06x 1.07x
The following table presents an analysis of the Company’s net interest income on a GAAP basis for the twelve months ended December 31, 2008 and 2007.
Please see the following page for an analysis of the Company’s adjusted net interest income for the twelve months ended December 31, 2008 as compared to its net interest income for the twelve months ended December 31, 2007.  The adjusted net interest income analysis for the twelve months ended December 31, 2008 excludes the impact of the $39.6 million debt repositioning charge recorded in the three months ended June 30, 2008.

New York Community Bancorp, Inc. Page 37
Reconciliation of Net Interest Income and Adjusted
Net Interest Income
The following table presents an analysis of the Company’s net interest income for the twelve months ended December 31, 2008 and 2007 as if the $39.6 million debt repositioning charge recorded in the second quarter of 2008 had not been recorded.  Although such adjusted net interest income is not a measure of performance calculated in accordance with
GAAP, we believe that it is an important indication of our ability to generate net interest income through our fundamental banking business and therefore provides useful supplemental information to both management and investors in evaluating the Company’s financial results.
The following line items are presented in the adjusted net interest income analysis for the twelve months ended December 31, 2008 absent the impact of the debt repositioning charge:  interest expense on average borrowed funds; average cost of borrowed funds; interest expense on average interest-bearing liabilities; average cost of interest-bearing liabilities; net interest income, interest rate spread, and net interest margin.  No adjustments have been made to these items for the twelve months ended December 31, 2007.
None of these adjusted items should be considered in isolation or as a substitute for net interest income or its component measures.  Moreover, the manner in which we have calculated our adjusted net interest income may differ from that of other companies that may report a measure with a similar name.
For the Twelve Months Ended December 31,
2008 2007
Average Average
Average Yield/ Average Yield/
(dollars in thousands) Balance Interest Cost Balance Interest Cost
Assets:
Interest-earning assets:
Mortgage and other loans, net $20,843,714 $1,260,291 6.05% $19,425,469 $1,217,348 6.27%
Securities 6,248,079 341,895 5.47 5,873,649 319,566 5.44
Money market investments 106,747 2,943 2.76 594,533 29,831 5.02
Total interest-earning assets 27,198,540 1,605,129 5.90 25,893,651 1,566,745 6.05
Non-interest-earning assets 3,961,236 3,754,921
Total assets $31,159,776 $29,648,572
Liabilities and Stockholders’ Equity:
Interest-bearing deposits:
NOW and money market accounts $ 3,131,137 $   54,599 1.74% $  2,925,648 $     90,346 3.09%
Savings accounts 2,617,590 22,075 0.84 2,530,191 27,588 1.09
Certificates of deposit 6,811,031 271,615 3.99 6,683,162 307,764 4.61
Mortgagors’ escrow 148,512 104 0.07 130,035 126 0.10
Total interest-bearing deposits 12,708,270 348,393 2.74 12,269,036 425,824 3.47
Borrowed funds 12,890,813 541,594 4.20 11,991,559 524,391 4.37
Total interest-bearing liabilities 25,599,083 889,987 3.48 24,260,595 950,215 3.92
Non-interest-bearing deposits 1,170,999 1,192,683
Other liabilities 212,362 279,352
Total liabilities 26,982,444 25,732,630
Stockholders’ equity 4,177,332 3,915,942
Total liabilities and stockholders’ equity $31,159,776 $29,648,572
Net interest income/interest rate spread $  715,142 2.42% $   616,530 2.13%
Net interest-earning assets/net interest margin $1,599,457 2.63% $1,633,056 2.38%
Ratio of interest-earning assets to
interest-bearing liabilities 1.06x 1.07x

New York Community Bancorp, Inc. Page 38
For the Three Months Ended
December 31, 2008 September 30, 2008 December 31, 2007
(dollars in thousands)
GAAP Operating GAAP Operating GAAP Operating
Total net interest income and non-interest income $230,630 $230,630 $162,547 $162,547 $180,906 $180,906
Adjustments:
Gain on debt redemption -- (16,036) -- -- -- --
Loss on other-than-temporary impairment of securities -- 10,562 -- 44,160 -- --
Adjusted total net interest income and non-interest income $230,630 $225,156 $162,547 $206,707 $180,906 $180,906
Operating expenses $80,922 $80,922 $78,578 $78,578 $81,835 $81,835
Merger-related charge -- -- -- -- -- (2,245)
Visa litigation charge -- -- -- -- -- (1,000)
Adjusted operating expenses $80,922 $80,922 $78,578 $78,578 $81,835 $78,590
Efficiency ratio 35.09% 35.94% 48.34% 38.01% 45.24% 43.44%
The following table presents a reconciliation of the Company’s GAAP and operating efficiency ratios for the three months ended December 31, 2008,
September 30, 2008, and December 31, 2007:
Reconciliation of GAAP and Operating Efficiency
Ratios

New York Community Bancorp, Inc. Page 39
Reconciliation of GAAP and Operating Efficiency
Ratios
The following table presents reconciliations of the Company’s GAAP and operating efficiency ratios for the years ended December 31, 2008 and 2007.
For the Years Ended December 31,
2008 2007
(dollars in thousands) GAAP Operating GAAP Operating
Total net interest income and non-interest income $691,024 $691,024 $727,622 $727,622
Adjustments:
Visa-related gain -- (1,647) -- --
Net loss on securities -- -- -- (1,888)
(Gain) loss on debt redemption -- (16,962) -- 1,848
Loss on other-than-temporary impairment of securities -- 104,317 -- 56,958
Debt repositioning charge -- 39,647 -- --
Gain on sale of bank-owned property -- -- -- (64,879)
Adjusted total net interest income and non-interest income $691,024 $816,379 $727,622 $719,661
Operating expenses $320,818 $320,818 $299,575 $299,575
Adjustments:
Litigation settlement charge -- (3,365) -- --
Merger-related charge -- -- -- (2,245)
Visa litigation charge -- -- -- (1,000)
Adjusted operating expenses $320,818 $317,453 $299,575 $296,330
Efficiency ratio 46.43% 38.89% 41.17% 41.18%